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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.


              December 9, 2003                               0-30011
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Date of Report (Date of earliest event reported)     Commission File Number

                              TOTAL IDENTITY CORP.
             (Exact name of registrant as specified in its charter)


                Florida                                     65-0309540
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(State or other jurisdiction of incorporation or       (I.R.S. Employer
                                    organization)       Identification Number)


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                          11924 Forest Hill Blvd., Suite 22-204
                                Wellington, Florida 33414
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                   (Address of Principal Executive Offices) (Zip Code)
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                                     (561) 202-8184
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                  (Registrant's telephone number, including area code)
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events and Regulation FD Disclosure

         Total Identity Corp. Initiates AAA Arbitration

         On December 9, 2003, Total Identity Corp. f/k/a TMI Holdings, Inc. (the "Company") notified Total Identity Systems Corp. ("TISC") and Robert David, the former principal of TISC ("David"), that the Company was initiating an Arbitration with the American Arbitration Association relating to the Stock Purchase Agreement dated October 13, 2003 by and among the Company, TISC and David and the Stock Purchase Agreement dated October 13, 2003 by and between the Company and David (collectively, the "Purchase Agreements").

         The Purchase Agreements were entered into in connection with the Company's acquisition of all of the capital stock of TISC. Each of the Purchase Agreements contains a provision for dispute resolution before the American Arbitration Association. Commencement of the Arbitration follows (a) the Company's receipt of a notice of default from TISC alleging that the Company failed to make required payments under one of the Purchase Agreements and (b) the Company's delivery of a notice of default to TISC and David alleging that TISC and David made material misrepresentations to the Company in connection with the Purchase Agreements, including without limitation, significant misstatements regarding TISC's financial condition. The Company intends to seek indemnification from David for the alleged misrepresentations. The Company is considering termination of the (i) employment agreement it entered into with David at the time of the Purchase Agreements and (ii) lease between TISC and an affiliate of David, which has been guaranteed by the Company.

         Commencement of the Arbitration also follows unsuccessful attempts between the parties to resolve their disputes. The outcome of the Arbitration cannot be predicted at this time. In the event the Company is unsuccessful in the Arbitration, TISC and David may recover the shares of TISC issued to the Company under the Purchase Agreements. In such event, the Company will no longer own or operate the Rochester, New York-based custom sign manufacturing business of TISC.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.


         None.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: December 11, 2003          TOTAL IDENTITY CORP.



                                  By: /s/ Philip Mistretta
                                      ----------------------------
                                      Philip Mistretta
                                      President and Chief Executive Officer



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